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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34827 (Commission File Number)	27-2301797 (IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO (Address of principal executive offices)	80111 (Zip Code)

Registrant's telephone number, including area code: (303) 843-8040

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

        On November 10, 2011, Molycorp, Inc. issued a press release announcing financial results for its quarter ended September 30, 2011. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing made by Molycorp, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Molycorp, Inc. on November 10, 2011

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.
By:	/s/ JAMES S. ALLEN Name: James S. Allen Title: Chief Financial Officer and Treasurer

Date: November 10, 2011

 Exhibit Index

Exhibit Number	Description
99.1	Press Release issued by Molycorp, Inc. on November 10, 2011

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  Item 2.02. Results of Operations and Financial Condition.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index